SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2014

MERIDIAN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-194454	46-5396964
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

67 Prospect Street, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 24, 2014, Meridian Interstate Bancorp, Inc., a Massachusetts corporation (the “Company”), announced that Meridian Bancorp, Inc., a Maryland corporation, had increased the purchase limitations for its stock offering in connection with the mutual-to-stock conversion of Meridian Financial Services, Incorporated (the “MHC”). A copy of the press release is attached as Exhibit 99 to this Current Report.

On June 26, 2014, the stockholders of the Company approved the Plan of Conversion in connection with the mutual-to-stock conversion of the MHC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99	Press release dated June 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN BANCORP, INC.

DATE: June 27, 2014	By:	/s/ Mark L. Abbate
Mark L. Abbate Senior Vice President, Treasurer and Chief Financial Officer